SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 12, 1996



                                XIOX CORPORATION
             (Exact name of registrant as specified in its charter)

         577 Airport Boulevard, Suite 700, Burlingame, California 94010
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (415) 375-8188

Delaware                                0-15797                   95-3824750
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                    Identification Number

ITEM 7.   Financial Statements and Exhibits.

         (b). This is Form 8-K/A, Amendment #1 to Form 8-K filed on October 13, 1995. The financial information contained in the Company's quarterly report on Form 10-QSB for the period ending September 30, 1995 and filed on November 14, 1995 is hereby incorporated by reference.



********************************************************************************

         Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                                XIOX CORPORATION




January 12, 1996                                By ________________________
                                                     Melanie D. Reid
                                                     Vice-President, Finance and
                                                     Chief Financial Officer







                                                                     Page 2 of 2